Welcome Everbridge Analyst Day 2019 Exhibit 99.1

Jaime Ellertson – *Chairman & CEO*



+ Leads Everbridge strategic vision, corporate growth and market evolution
+ Former CEO and Chairman of CloudFloor Corporation, merged with Everbridge (NASDAQ: EVBG)
+ CEO. President and Director of Gomez Inc., Internet Performance Management leader (acquired by Compuware)
+ CEO, President and Director of S1 Corporation (NASDAQ: SONE)
+ CEO and President of Interleaf (NASDAQ: LEAF) acquired by BroadVision
+ Founded several other high growth software companies including:
  - Founder Document Automation Corporation (1982-1987)
  - Founder Openware Technologies (1990-1995)
  - Founder Purview Technologies Inc. (1996-1997)

everbridge®

EVBG ANALYSTDAY

Safe Harbor This presentation contains forward-looking statements about Everbridge, Inc. (“Everbridge” or the “Company”) within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, based on management’s current expectation. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the ability of our products and services to perform as intended and meet our customers’ expectations; our ability to attract new customers and retain and increase sales to existing customers; developments in the market for targeted and contextually relevant critical communications and the associated regulatory environment; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we have not been profitable on a consistent basis historically and may not achieve or maintain profitability in the future; the lengthy and unpredictable sales cycles for new customers; nature of our business exposes us to inherent liability risks; our ability to successfully integrate businesses and assets that we may acquire; our ability to maintain successful relationships with our partners; our ability to respond to competitive pressures; potential liability related to data privacy and security; our ability to protect our intellectual property rights; and the other risks detailed in our risk factors discussed in filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 1, 2019. Moreover, Everbridge operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for the Company’s management to predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied.  Neither Everbridge nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements.  We are providing this information as of the date of this presentation and do not undertake any obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise, except as required by law.  This presentation also contains estimates and other statistical data made by independent parties and by Everbridge relating to market size and growth and other data about the Company’s industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither Everbridge nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and Everbridge’s market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Everbridge’s business.   In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures, including Adjusted EBITDA and Free Cash Flow among others. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The non-GAAP financial measures used by Everbridge may differ from the non-GAAP financial measures used by other companies.  A reconciliation of these measures to the most directly comparable GAAP measure is included in the Appendix to these slides.

Housekeeping We will be posting a copy of today’s slides to our IR website and filing them with the SEC under a Form 8-K. There is Wi-Fi access available. We have a very full agenda and as such we will not be stopping for many breaks – if you need a break please take one as needed outside this room. There will be two Q&A sessions during today’s program. Please hold your questions until that time. Thank you for your attendance and participation.

Agenda Time Session Speakers 12:00 PM Registration and Lunch 1:00 PM Review of Agenda / Safe Harbor Jaime Ellertson - Chairman & CEO 1:10 PM Critical Event Management ‘In Action’ Imad Mouline – CTO 1:25 PM Everbridge Growth Drivers, Addressable Market & Vision Jaime Ellertson - Chairman & CEO 2:00 PM How Everbridge supports Dow’s mission and helps Security enable the business Scott Whelchel, CSO Dow Chemicals 2:15 PM Tiffany’s Platform for workplace, branch safety for all employees, customers; protecting physical, inventory and intellectual assets David McGowan, CSO Tiffany 2:25 PM Q&A 2:30 PM Break 2:40 PM Product Overview Imad Mouline – CTO 3:15 PM Managing Risk at Hilton Gabe Warren, Global Intelligence 3:30 PM Platform Engineering and Resiliency Jim Totton - EVP Product Management, Engineering, and Ops 3:45 PM Go to Market Strategy Bob Hughes – President 4:00 PM Financial Review Patrick Brickley – SVP & CFO 4:20 PM Wrap Up Jaime Ellertson - Chairman & CEO 4:30 PM Q&A

David Meredith – CEO-elect 25 years executive leadership scaling multi-billion-dollar cloud managed services providers and software companies Former Chief Operating Officer at Rackspace Former President of Global Data Center Hosting at CenturyLink ($2.8B private equity transaction) Executive roles at venture-backed firms such as NeuPals in China to business units of large public companies such as Capital One, CGI and VeriSign Industry thought leader, recognized and quoted by BusinessWeek, USA Today, The Uptime Institute, NPR’s Morning Edition

Demonstration ASSESS Risk Events LOCATE Impacted People and Assets ACT ANALYZE Performance Initiate and Manage Response

Everbridge Critical Event Management

Everbridge Critical Event Management

A Simple Value Proposition GOOD THINGS BAD THINGS CRITICAL EVENT Assets Risk Events

CEM Approach Initiate and Manage Response ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance

ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance

ASSESS Events LOCATE Impacted People and Assets ACT Communicate Collaborate Response ANALYZE Performance Assess: Alert, Context , and Reference Risk Data Sources AIRPORT WEATHER CCTV SOCIAL MEDIA MAP IMAGERY TRAFFIC COUNTRY RISK PROFILE NIXLE ADVISORY CONTEXT TRANSPORTATION LAW ENFORCEMENT GEOGRAPHY BANKING/ FINANCIAL EMERGENCY MANAGEMENT EDUCATION ENERGY WATER CONSUMER ATTRACTIONS CHEMICALS REFERENCE ALERT EARTHQUAKE AMBER ALERT GANGS DRUG INTERDICTION AVIATION INCIDENT TERROR FIRE FLOOD BORDER SECURITY FOOD & DRUG INCIDENT ACTIVISM HAZMAT OUTBREAK HURRICANE VOLCANO SYSTEM WARNING WILDFIRES WINTER INCIDENT TORNADO TWITTER INCIDENT CYBER IT OUTAGE PUBLIC CRISES CLINICAL DISCHARGE SUPPLY CHAIN PRODUCT RECALL IT TICKET SYSTEM ALERT

ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance The Uber Feed SOURCE Int.SOS ALERT TYPE HURRICANE Hurricane Irma SOURCE USGS ALERT TYPE EARTHQUAKE Earthquake in Chile SOURCE ANVIL ALERT TYPE TERROR NYC Terrorist Plot SOURCE ANVIL ALERT TYPE CIVIL UNREST London Protest March SOURCE Int.SOS ALERT TYPE CIVIL UNREST London Protest March SOURCE GIM ALERT TYPE TERROR NYC Terrorist Plot SOURCE Int.SOS ALERT TYPE TERROR NYC Terrorist Plot SOURCE GIM ALERT TYPE HURRICANE Hurricane Irma SOURCE NWS ALERT TYPE HURRICANE Hurricane Irma SOURCE DATAMINR ALERT TYPE EARTHQUAKE Earthquake in Chile SOURCE ACTIVISTMAP ALERT TYPE CIVIL UNREST London Protest March A NEW ENHANCED “UBER-ALERT” EVERBRIDGE ALERT TYPE CIVIL UNREST London Protest March SOURCES ANVIL, ACTIVISTMAP, Int.SOS CUTTING THROUGH THE NOISE DECONFLICT ALERTS DEDUPLICATE ALERTS FUTURE STATE Alert Fidelity Auto de-duplication Auto-categorization Auto-grouping AGGREGATE ALERTS Many alerts, across multiple sources CURRENT STATE Noisy Duplication Un-categorized Not grouped There’s a better way. FAKE NEWS

ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance

ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance STATIC MANUAL LAST KNOWN EXPECTED Aggregate Location Data from Multiple Sources MOBILE AWARE Everbridge mobile app check-ins ACCESS AWARE LAST KNOWN LOCATIONS WEARABLES for SOS & Safe Corridor MANUAL LOCATIONS MANUAL UPDATE of Locations Muster points Safety Check calls EXPECTED LOCATIONS OFFICE 365 SCHEDULE AWARE TRAVEL AWARE TRAVEL MANAGEMENT SERVICES TRAVEL ITINERARY AGGREGATOR

ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance

ASSESS Events LOCATE Impacted People and Assets ACT Communicate Collaborate Response ANALYZE Performance GEO-SPATIAL Correlation GEO-TEMPORAL ASSOCIATIVE

ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance Correlation GRAPH ASSOCIATION Do I have any upstream suppliers that may be impacted, and may impact my ability to keep my business running?

ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance STEP 1 Using data from these sources… STEP 2 If these bad things happen… STEP 3 And impact the things I care about… STEP 4 Take these actions automatically. Orchestration

ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance

ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance

ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance

ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance

ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance Crisis Management

ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance Crisis Management Insight Why did it happen? Foresight What will happen? Hindsight What happened? SUPPLY CHAIN 25 OPEN TIME AVG 297d 17h 4m MAX 1y 30d 2h MEDIAN 345d 23h 55m 23 incidents above threshold 7-DAY NEW INCEDENT TREND PRIORITY HIGH MED P0 P1 P2 0 5 10 15 20

ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance Crisis Management

Cross Domain Consequent Maps Information Technology Supply Chain Employee Life Safety Business Continuity Cross Domain / Multi-Use Case

Corporate Update Everbridge Analyst & Investor Day

Revenue in millions of dollars   36% CAGR We provide enterprise software applications to improve organizational response for critical events to keep people safe and businesses running. Faster. Everbridge Projecting Adjusted EBITDA Positive 4,500+ Enterprise customers 10 Enterprise Applications 835+ Employees 270+ Million Contacts $41+ Billion Market Opportunity in 2020

Everbridge Enterprise Client Base Verticals are based on 3-month revenue ending March 31, 2019. As of December 31, 2011 and March 31, 2019. Number of customers2 Verticals1 95%+ annual subscription renewals 110%+ annual net retention rate 1.8 Average products per $100k customer

‘Top Down’ Analyst-based TAM $24.0B $10.7B $6.4B + * Available in 2020 Everbridge estimates based on data from Frost & Sullivan and Markets and Markets. 2020 Mass Notification market includes: Mass Notification - $4.5 Billion; Secure Messaging - $0.75 Billion; Telemedicine - $0.69 Billion; and Community Engagement - $0.51 Billion (Source: Frost & Sullivan and Markets and Markets). 2020 IoT and IT Alerting market includes: IoT Alerting - $9.9 Billion and IT Alerting - $0.75 Billion (Source: Frost & Sullivan and Markets and Markets) + = $41+ Billion TAM 2 3 1 From Single Product to Enterprise Suite Risk Intelligence Visual Command Center Safety Connection Crisis Management Mass Notification IT Alerting Community Engagement Public Warning Incident Management Analytics*

‘Bottoms Up’ Named Account-based TAM Critical Event Management IT and IoT Alerting Population Alerting Product Segments $25.9 Billions 2 2020 $10.4 $4.8 $41+ Billion Market Opportunity Visual Command Center Safety Connection Mass Notification for Residents IT Alerting Community Engagement IIoT Public Warning Risk Intelligence Crisis Management

TAM Named Account-based Model 29,050 Global Organizations 1000+ Employees $25.8 Billion TAM Risk Intelligence Visual Command Center Safety Connection Crisis Management Mass Notification

Core Products Three historic Core Products Accelerating “cross and up-sales” into our large customer base Strong “New” sales into Corp NA & Int’l Critical Communications, into large Mobile Security & Safety market and fast growing IT Alerting Safety Connection > 75% Yr/Yr IT Alerting > 40% Yr/Yr Mass Notification 20% Yr/Yr

Core Product Differentiation DATA SCALE PLATFORM TRUST PRODUCTS Safety Connection Mass Notification IT Alerting

Driving Core Product Growth Safety Connection Mass Notification for Residents IT Alerting Crisis Management New in 2019 Cross-selling multiple products to enterprise customer base Driving large new cities, states, regions and counties in North America Opening Federal Market with FedRAMP New certifications and partnerships to extend market reach Expanding Corporate Critical Comms both in NA & Int’l 9 new geographies added since 2018 Adding 1 new application every 12-18 months Crisis Management (CM) in Q1 2019

Population Alerting Protecting residents and travelers with warnings for: weather emergencies; geological disasters; industrial disasters; radiological disasters; medical emergencies; and warfare or acts of terrorism.

Population Alerting Products Common Services + Two-way communications + Multi-modal delivery paths + Multi-lingual messages + Geo-fenced targeting Mass Notification List-based targeting GIS-based targeting Opt-in portal registrations Requires contact database Community Engagement Zip code opt-ins Keyword opt-ins Keyword and zip code based targeting Population Engagement No registration or contact information needed Shows the nationalities of individuals Visibility to population movements out of areas Resident Connection Verified phone numbers and addresses for Landlines, Mobile and VoIP phones in the US.

Population Alerting Growth Continue to target largest Cities, Counties and States in NA Target Large City, States and Country-wide deals EU-Alert Regulatory Mandate India Coastal States Cyclone Regulation Drive operational use cases for public sector organizations Leverage ‘network effect’ for upsell to private and public sectors FL TX CT

Population Alerting: Platform Scale In Action

“One of the biggest storms in years was bearing down on Odisha … cyclone Fani slammed into Odisha on Friday morning with the force of a major hurricane, packing 120 mile per hour winds … as of early Saturday, only a few deaths had been reported, in what appeared to be an early-warning success story … moved a million people to safety really fast … this is so different from 20 years ago, when a fearsome cyclone blasted into this same area, killing thousands.” “How Do You Save a Million People From a Cyclone? Ask a Poor State in India” New York Times, May 3, 2019.

Advantages of Everbridge Public Warning PROVEN SCALE NO OPT-IN NEEDED 90%+ REACH TWO-WAY ENGAGEMENT MULTI-LINGUAL MESSAGING DELIVERY STATISTICS ACTIONABLE INSIGHTS

The Everbridge Public Warning solution will be used to provide population-wide alerting to reach the country’s over 25 million residents and approximately 9 million annual visitors. Australia Chooses Everbridge Public Warning Public Warning

Algeria ⦿ Angola ⦿ Benin ⦿ Botswana ⦿ Burkina Faso ⦿ Burundi ⦿ Cabo Verde ⦿ Cameroon ⦿ Central African Republic ⦿ Chad ⦿ Comoros ⦿ Republic of the Congo ⦿ Ivory Coast ⦿ DR Congo ⦿ Djibouti ⦿ Egypt ⦿ Equatorial Guinea ⦿ Eritrea ⦿ Ethiopia ⦿ Gabon ⦿ Gambia ⦿ Ghana ⦿ Guinea ⦿ Guinea-Bissau ⦿ Kenya ⦿ Lesotho ⦿ Liberia ⦿ Libya ⦿ Madagascar ⦿ Malawi ⦿ Mali ⦿ Mauritania ⦿ Mauritius ⦿ Mayotte ⦿ Morocco ⦿ Mozambique ⦿ Namibia ⦿ Niger ⦿ Nigeria ⦿ Réunion ⦿ Rwanda ⦿ Saint Helena ⦿ Sao Tome and Principe ⦿ Senegal ⦿ Seychelles ⦿ Sierra Leone ⦿ Somalia ⦿ South Africa ⦿ South Sudan ⦿ Sudan ⦿ Swaziland ⦿ Togo ⦿ Tunisia ⦿ Uganda ⦿ Tanzania ⦿ Western Sahara ⦿ Zambia ⦿ Zimbabwe ⦿ Afghanistan ⦿ Armenia ⦿ Azerbaijan ⦿ Bahrain ⦿ Bangladesh ⦿ Bhutan ⦿ Brunei ⦿ Cambodia ⦿ China ⦿ China, Hong Kong SAR ⦿ China, Macao SAR ⦿ China, Taiwan Province of China ⦿ Cyprus ⦿ Dem. People's Republic of Korea ⦿ Georgia ⦿ India ⦿ Indonesia ⦿ Iran ⦿ Iraq ⦿ Israel ⦿ Japan ⦿ Jordan ⦿ Kazakhstan ⦿ Kuwait ⦿ Kyrgyzstan ⦿ Laos ⦿ Lebanon ⦿ Malaysia ⦿ Maldives ⦿ Mongolia ⦿ Myanmar ⦿ Nepal ⦿ Oman ⦿ Pakistan ⦿ Philippines ⦿ Qatar ⦿ South Korea ⦿ Saudi Arabia ⦿ Singapore ⦿ Sri Lanka ⦿ Palestine ⦿ Syria ⦿ Tajikistan ⦿ Thailand ⦿ Timor-Leste ⦿ Turkey ⦿ Turkmenistan ⦿ United Arab Emirates ⦿ Uzbekistan ⦿ VietNam ⦿ Yemen ⦿ Albania ⦿ Andorra ⦿ Austria ⦿ Belarus ⦿ Belgium ⦿ Bosnia and Herzegovina ⦿ Bulgaria ⦿ Channel Islands ⦿ Croatia ⦿ Czech Republic ⦿ Denmark ⦿ Estonia ⦿ Faeroe Islands ⦿ Finland ⦿ France ⦿ Germany ⦿ Gibraltar ⦿ Greece ⦿ Holy See ⦿ Hungary ⦿ Iceland ⦿ Ireland ⦿ Isle of Man ⦿ Italy ⦿ Latvia ⦿ Liechtenstein ⦿ Lithuania ⦿ Luxembourg ⦿ Malta ⦿ Monaco ⦿ Montenegro ⦿ Netherlands ⦿ Norway ⦿ Poland ⦿ Portugal ⦿ Moldova ⦿ Romania ⦿ Russia ⦿ San Marino ⦿ Serbia ⦿ Slovakia ⦿ Slovenia ⦿ Southern Europe ⦿ Spain ⦿ Sweden ⦿ Switzerland ⦿ Macedonia ⦿ Ukraine ⦿ United Kingdom ⦿ Anguilla ⦿ Antigua and Barbuda ⦿ Argentina ⦿ Aruba ⦿ Bahamas ⦿ Barbados ⦿ Belize ⦿ Bolivia ⦿ Brazil ⦿ British Virgin Islands ⦿ Caribbean Netherlands ⦿ Cayman Islands ⦿ Chile ⦿ Colombia ⦿ Costa Rica ⦿ Cuba ⦿ Curaçao ⦿ Dominica ⦿ Dominican Republic ⦿ Ecuador ⦿ El Salvador ⦿ Falkland Islands (Malvinas) ⦿ French Guiana ⦿ Grenada ⦿ Guadeloupe ⦿ Guatemala ⦿ Guyana ⦿ Haiti ⦿ Honduras ⦿ Jamaica ⦿ Martinique ⦿ Mexico ⦿ Montserrat ⦿ Nicaragua ⦿ Panama ⦿ Paraguay ⦿ Peru ⦿ Puerto Rico ⦿ Saint Kitts and Nevis ⦿ Saint Lucia ⦿ Saint Vincent and the Grenadines ⦿ Sint Maarten ⦿ Suriname ⦿ Trinidad and Tobago ⦿ Turks and Caicos Islands ⦿ United States Virgin Islands ⦿ Uruguay ⦿ Venezuela ⦿ Bermuda ⦿ Canada ⦿ Greenland ⦿ Saint Pierre and Miquelon ⦿ United States of America ⦿ American Samoa ⦿ Australia ⦿ Cook Islands ⦿ Fiji ⦿ French Polynesia ⦿ Guam ⦿ Kiribati ⦿ MarshalI Islands ⦿ Micronesia (Fed. States of) ⦿ Nauru ⦿ New Caledonia ⦿ New Zealand ⦿ Niue ⦿ Northern Mariana Islands ⦿ Palau ⦿ Papua New Guinea ⦿ Samoa ⦿ Solomon Islands ⦿ Tokelau ⦿ Tonga ⦿ Tuvalu ⦿ Vanuatu ⦿ Micronesia ⦿ Population Alerting TAM Public Warning Market Drivers EU-Alert Regulation 31 European Union member states All will have to set up a population alerting system to protect citizens and travelers by 21 June 2022. India Cyclone Regulations 27 Indian states The National Disaster Management Authority of India (NDMA) launched the National Cyclone Risk Mitigation Project (NCRMP) with the coastal states of Odisha and Andhra Pradesh and requires a multi-channel Early Warning Dissemination System (EWDS). $1.1 Billion TAM 195 Countries US States, Counties and Cities Higher Education $4.8 Billion TAM Mass Notification for Residents Community Engagement Public Warning Public Warning

Product Evolution & Vision Market Maturity Product Lifecycle Safety Connection Mass Notification IT Alerting Public Warning RICH & MATURE RICH & GROWING EARLY & GROWING EARLY & GROWING WEARABLES THERMOMETER INDOOR / PERIMETER CAMERA SMOKE SENSOR Expansion Internet of Things

Critical Event Management Protecting companies and teams with the solutions and intelligence needed to more quickly mitigate, recover and adapt to business disruptions.

What Defines a Critical Event? When your Assets… Are impacted by Threats… PEOPLE | PLACES | BRAND | IT SYSTEM | SUPPLY CHAIN NATURAL DISASTERS | THEFT | HAZMAT | TERRORISM | CYBER …that is a Critical Event. Integrated Critical Event Management Solution Crisis Management Safety Connection Visual Command Center Risk Intelligence Mass Notification

CEM Growth Opportunity CEM for Life Safety, Security and IT (Cyber and Infrastructure) Operationalize security, continuity, emergency and IT playbooks with Crisis Management Application Expand Risk Intelligence offering Add Analytics Application in 2020  Analyze past responses for patterns and anomalies Predict the outcome of new incidents.

Critical Event Management Opportunity 25 new CEM customers in 2018 from North American Corporate market 250 new CEM customers over the next 36 months could provide $240+ million in revenue Target Customers: Global 2000 + Fortune 1000 CEM Deal Range: $210k to $1,700k CEM Growth: $242 Million

Long-term CEM Vision PERIMETER FACILITIES OUTSIDE à INSIDE

Long-term Growth Drivers Continue to launch new applications to expand suite Expand vertically and through international partners New M&A to access and accelerate market success Risk Intelligence Crisis Management

Scott Whelchel Chief Security Officer Dow Chemicals

Tiffany & Co. Nothing Bad…

Enterprise Tiffany

Global Protection Services’ WWSCC

Use Studies-Critical Event Management

WWSCC Delivering Value: Next Generation Jeweler Solutions

Product Overview Imad Mouline, CTO

Imad Mouline – *Chief Technology Officer*



+ Leads Everbridge market strategy, product roadmap and innovation
+ Co-founder and CTO of Cloudfloor
+ CTO of Compuware's Application Performance Management Solutions
+ CTO of Gomez
+ CTO of S1 Corporation
+ Director of Engineering at BroadVision and Interleaf, Inc
+ 5 U.S. Patents; MIT graduate

everbridge®

EVBG ANALYSTDAY

Public Warning Product Overview

Everbridge Public Warning Multi-modal approach to protecting population featuring Location-Based SMS

Unique IP Leverages telco infrastructure to anonymously locate all people in an area without predefined databases based on their connection to cell towers

Most Common Alternatives Cell Broadcast One-way blast messages to all phones in an area Requires newer phones or re-configuration Mobile Application Requires download

Higher Reach 90%+ REACH GLOBALLY 50-60% for Cell Broadcast-based solutions VS.

Reach Visitors and Tourists Automatically detect nationality based on SIM card and tailor messages by language

Unique Follow-Up Messaging Capability Send follow-up messages or corrections

Traveler Alert System Locate and communicate with nationals traveling abroad

Population Movement / Crowd Analytics Count people and track population movements Understand the impact of evacuation orders Mature population movement prediction models by combining historical data, current data, and machine learning models

Future Direction

Outside / Inside Region Country State/ Province County City Neighbor-hood Block Building Floor Room Natural Disaster Inclement Weather Political Turmoil Civil Unrest Active Assailant Hazmat Incident Transportation Disruption

ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance Correlation GRAPH ASSOCIATION Do I have any upstream suppliers that may be impacted, and may impact my ability to keep my business running?

ASSESS Events LOCATE Impacted People and Assets ACT Communicate Collaborate Response ANALYZE Performance

ASSESS Events LOCATE Impacted People and Assets ACT Communicate Collaborate Response ANALYZE Performance Assess: Alert, Context , and Reference Risk Data Sources AIRPORT WEATHER CAMERAS SOCIAL MEDIA MAP IMAGERY TRAFFIC COUNTRY RISK PROFILE NIXLE ADVISORY CONTEXT TRANSPORTATION LAW ENFORCEMENT GEOGRAPHY BANKING/ FINANCIAL EMERGENCY MANAGEMENT EDUCATION ENERGY WATER CONSUMER ATTRACTIONS CHEMICALS REFERENCE ALERT EARTHQUAKE AMBER ALERT GANGS DRUG INTERDICTION AVIATION INCIDENT TERROR FIRE FLOOD BORDER SECURITY FOOD & DRUG INCIDENT ACTIVISM HAZMAT OUTBREAK HURRICANE VOLCANO SYSTEM WARNING WILDFIRES WINTER INCIDENT TORNADO TWITTER INCIDENT CYBER IT OUTAGE PUBLIC CRISES CLINICAL DISCHARGE SUPPLY CHAIN PRODUCT RECALL IT TICKET SYSTEM ALERT

ASSESS Events LOCATE Impacted People and Assets ACT Communicate Collaborate Response ANALYZE Performance AIRPORT WEATHER CAMERAS SOCIAL MEDIA MAP IMAGERY TRAFFIC COUNTRY RISK PROFILE NIXLE ADVISORY CONTEXT TRANSPORTATION LAW ENFORCEMENT GEOGRAPHY BANKING/ FINANCIAL EMERGENCY MANAGEMENT EDUCATION ENERGY WATER CONSUMER ATTRACTIONS CHEMICALS REFERENCE ALERT EARTHQUAKE AMBER ALERT GANGS DRUG INTERDICTION AVIATION INCIDENT TERROR FIRE FLOOD BORDER SECURITY FOOD & DRUG INCIDENT ACTIVISM HAZMAT OUTBREAK HURRICANE VOLCANO SYSTEM WARNING WILDFIRES WINTER INCIDENT TORNADO TWITTER INCIDENT CYBER IT OUTAGE PUBLIC CRISES CLINICAL DISCHARGE SUPPLY CHAIN PRODUCT RECALL IT TICKET SYSTEM ALERT POWER OUTAGES BILLS OF LADING GLOBAL ENERGY INFRASTRUCTURE FIBER OPTIC ROUTES MARITIME VESSEL TRACKING GLOBAL SELECTABLE STREET FILE GLOBAL SHELTER DATA THERMOMETER WEARABLES INDOOR / PERIMETER CAMERA INSIDE THREAT SOURCES DENIED PARTY SCREENING PHYSICAL ACCESS POINT BLACKLIST MICROPHONE LICENSE PLATE READER SMOKE SENSOR NETWORK ACCESS ID VALIDATION CBRNE DETECTOR

ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance

ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance LAST KNOWN EXPECTED Aggregate Location Data from Multiple Sources INDOOR POSITIONING LAST KNOWN LOCATIONS WEARABLES BIOMETRICS FACIAL RECOGNITION EXPECTED LOCATIONS MEETING ROOM SCHEDULES INDOOR WAYFINDING

ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance

ASSESS Events LOCATE Impacted People and Assets ACT Communicate Collaborate Response ANALYZE Performance GEO-SPATIAL Correlation GEO-TEMPORAL ASSOCIATIVE COMPOUND MULTI-DIMENSIONAL

ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance

ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance Crisis Management

ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance Crisis Management

ASSESS Events LOCATE Impacted People and Assets ACT Initiate and Manage Response ANALYZE Performance Crisis Management

Gabe Warren Hilton Intelligence Team and Everbridge

Team Background and Mission © 2019 Hilton Confidential and Proprietary Global intelligence team

Natural Disasters Safety and Security Incidents on Property Attack/Major Violent Events Social/Political Unrest Health and Travel Alerts Tropical Storms Flooding Earthquakes Tornados Volcanos Fires Suspicious Deaths Power Outages Physical Conflicts Chemical Spills Bombings Actives Shooters Terror Attacks Assassinations War/Armed Conflict Protests Riots Coup D'état  Political Instability Labor Strikes Pandemics Local Outbreaks Travel Alerts Travel Advice Travel Restrictions © 2019 Hilton Confidential and Proprietary Global intelligence team Threats and Incidents Around the Globe

© 2019 Hilton Confidential and Proprietary Global intelligence team Hilton Visual Command Center – A Single Operating Picture

© 2019 Hilton Confidential and Proprietary Global intelligence team Security Alert Escalation Regional Safety and Security Directors Global Intelligence Team Brands Legal Corporate Coms EC

Evaluating Hilton’s Global Risk With Everbridge

Global Risk Assessment – Environmental (Typhoon Risk) © 2019 Hilton Confidential and Proprietary Global intelligence team

Global Risk Assessment – Environmental (Overall) © 2019 Hilton Confidential and Proprietary Global intelligence team

Global Risk Assessment – Security © 2019 Hilton Confidential and Proprietary Global intelligence team

Global Risk Assessment – Overall Risk © 2019 Hilton Confidential and Proprietary Global intelligence team

Evaluating Risk – Possible Terror Targets (IHS) © 2019 Hilton Confidential and Proprietary Global intelligence team Sydney Targets New York Targets

Evaluating Risk – Houses of Worship © 2019 Hilton Confidential and Proprietary Global intelligence team

Platform Engineering and Resiliency Jim Totton - EVP Product Management, Engineering, and Ops

Jim Totton – EVP Product Mgmt, Engineering & Operations 40+ years business & technology executive leadership Former VP & GM for Red Hat’s $1B+ Platform Business Unit GM of Marketing at Microsoft OEM division leading product management and business development for $20B+ OEM channel Vice President of Software for Product Group at Dell Technologies 23-year veteran of Digital Equipment Corporation

Platform Philosophy Multi-Tenant SaaS (no customization) Extreme self-service Create a strategic platform, not stand alone products Design for Reliability Design for Scalability Design for Data Privacy & Security

Everbridge’s Key Competitive Strengths Unified and Comprehensive, Enterprise-Scale Platform 1 Out-of-the-Box, No Developers Needed 2 Large, Dynamic and Rich Communications Data Asset 3 Globally Local 5 Robust Security, Industry Certification and Compliance 4 Next-Generation, Open Architecture 6

Global Product Organization Lansing San Francisco Los Angeles Boston Washington, D.C. London Oslo Amsterdam Beijing Bangalore +

Everbridge Platform: High Availability, Scale, Redundancy & Secure

Transactional Availability / “First Responder Grade”

HIGH AVAILABILITY & SCALABILITY

15 data centers, flexible capacity, and full stack redundancy

REDUNDANCY ACROSS MAJOR MODALITIES

Multiple SMS and voice providers vetted to ensure no downstream inter-dependencies, optimized for local delivery

REDUNDANT NOC’S

Two geographically distributed NOC’s staffed 24x7x365

MULTIPLE LIVE SUPPORT TEAMS

Global live support team with 24x7x365 tier 1 and tier 2 staffing and live operator service

LEADING SECURITY & COMPLIANCE

Multiple certifications confirmed by accredited 3rd party auditors

Infrastructure Matters PRIMARY SECONDARY Traditional Infrastructure Regional data centers Fixed capacity with ‘passive’ disaster recovery backup Vulnerable when exposed to a major regional event or multiple simultaneous incidents Limited delivery optimization Infrastructure as Code deployment ‘Full stack’ scaling across geographies and for simultaneous major events Geographic distribution for privacy and regulatory needs On-demand Message Capacity Everbridge Next Generation Critical Events Platform ACTIVE ACTIVE ELASTIC SITES PRESENCE POINTS Infrastructure as Code USA

ACTIVE ACTIVE ELASTIC SITES PRESENCE POINTS Infrastructure as Code Infrastructure Matters Infrastructure as Code deployment ‘Full stack’ scaling across geographies and for simultaneous major events Geographic distribution for privacy and regulatory needs On-demand Message Capacity USA and EUROPE Everbridge Adds Europe Stack ACTIVE ACTIVE ELASTIC SITES PRESENCE POINTS Infrastructure as Code USA EUROPE

Everbridge Platform: High Availability, Scale, Redundancy & Secure Transactional Availability / “First Responder Grade” HIGH AVAILABILITY & SCALABILITY 15 data centers, flexible capacity, and full stack redundancy MULTIPLE LIVE SUPPORT TEAMS Global live support team with 24x7x365 tier 1 and tier 2 staffing REDUNDANCY ACROSS MAJOR MODALITIES Multiple SMS and voice providers vetted to ensure no downstream inter-dependencies, optimized for local delivery SMS REDUNDANT NOC’S Two geographically distributed NOC’s staffed 24x7x365 LEADING SECURITY & COMPLIANCE Multiple certifications confirmed by accredited 3rd party auditors 25+ MILLION Critical Events In 2018 99.99% Transactional Uptime 150+ Worldwide Core Patents 200+ Countries & Territories

Market Leading Quality of Service 99.99% Transactional Service Availability Ability to complete tasks like sending a notification Message Sending Performance Guarantee Voice SMS Email Smartphone Push Notifications Measured 24x7x365 External 3rd party monitoring service 20+ globally distributed and internal locations

Global Coverage and Redundancy 200+ Countries & Territories Supported Voice Providers Global SMS Network Providers Triple Redundant Double Redundant

GLOBAL OPERATIONS CENTERS Proactive Platform Availability & Performance Management 24 x 7 x 365 Global Operations & Support Centers: Bangalore, London, Boston and Los Angeles

State of the Art Security and Compliance Markets ● Reach ● Reliability

Industry Certifications Access to Federal Market and elements of DoD for core business Received FedRAMP Authorization in July 2018 and have again renewed in 2019. In 2019 added both ISO 27001 and Germany C5 certifications as well 0% 100% 2018 and 2019 Initial Assessment Control Analysis Control Implementation Documentation 3PAO Assessment Sponsoring Agency ATO FedRAMP PMO Authorization Team Estimation Internal Audit

Everbridge Go-to-Market Bob Hughes

 Bob Hughes – President Go-to-Market 28+ years executive leadership scaling companies Former President of Worldwide Operations at Akamai – grew annual revenues from $50M to over $2B Led all aspects of customer experience, global sales, services and support, GTM strategy, marketing, HR Sales leadership at PictureTel and Boston Scientific

Largest Hi-Tech companies 6 OF THE 10 largest Higher Ed institutions 6 OF THE 10 largest investment banks 9 OF THE 10 largest global auto makers 6 OF THE 10 largest global consulting firms 6 OF THE 10 largest global CPA firms 4 OF THE 4 largest U.S. cities 9 OF THE 10 busiest North American airports 25 OF THE 25 largest health insurers 5 OF THE 10 largest healthcare providers 4 OF THE 10 Everbridge Market Opportunity 4 largest US Higher Ed institutions 30 OF THE 100 7 OF THE 195 Countries 4 OF THE 50 US States FL 25% OF THE of our Fortune 1000 customers have purchased a strategic product 50% 27% 931,000 US Hospital Beds CURRENT CUSTOMERS REPRESENT OF THE busiest North American airports 76 OF THE 100

Our Approach Has Evolved MANY USE CASES MULTIPLE BUYERS ONE PLATFORM BUYER PERSONAS USE CASES COO CIO BC CRO Employee Life Safety IT Services Supply Chain Business Continuity CFO CSO InfoSec Rev Ops PubSafety Population Alerting

Traveling Employees Global cloud hosting company needed to determine the impact of the London Bridge Attack on Travelers, Expats and locals and who needed help. Without CEM… Delayed outreach to employees Basic Duty of Care support Lost business value of travel With CEM… Automated the response + ID process eliminating manually logging into multiple systems Confirmed safety within 8 minutes of impacted employees Let employees feel safer and be more productive at work Everbridge estimates based on daily cost of disrupted travel at $1475/day: https://www.usatoday.com/story/money/business/2014/09/24/travel-hiccups-cost-businesses-time-and-money/16156405/; Average number of trips per year 2951: https://www.statista.com/statistics/254078/companies-by-usbooked-business-travel-air-volume; with 10% of trips being disrupted. $430k In annual travel disruption losses for a Fortune 1000 Company1

Supply Chain Disruption With CEM… Purchased all available supplies Forced competitors to switch vendors or wait Avoided 2 week delay from switching to new packaging supplier $210 Billion in annual economic losses as a result of supply chain disruption1 “Aon Benfield: 2016 Annual Report on Global Climate and catastrophe Report”, http://thoughtleadership.aonbenfield.com/Documents/20170117-ab-if-annual-climate-catastrophe-report.pdf. Global pharmaceutical company proactively avoided a loss of specialty packaging materials from their Puerto Rico supplier during Hurricane Maria Without CEM… Lost revenue Expired inventory Under-utilized workforce labor Lost competitive advantage

Corporate Security Big 4 consulting firm with thousands of remote and traveling workers needed a system that is ‘always on’ to support their virtual security operations team. Without CEM… +Delayed response +Manual and inefficient risk identification +Confused employees With CEM… +Automated threat detection based on assets’ location +Standardized response activities globally and virtually +Reduced response time

CEM Growth Opportunity CEM for Life Safety, Security and IT (Cyber and Infrastructure) Operationalize security, continuity, emergency and IT playbooks with Crisis Management Application Expand Risk Intelligence offering Add Analytics Application in 2020  Analyze past responses for patterns and anomalies Predict the outcome of new incidents.

2019 Enterprise Sales Evolution Align to Business Value ‘Sell the Platform’ International and Channel Growth Transitioning toward Enterprise Sales Personnel

Expanding NA Vertical Market Approach HEALTHCARE LARGE SYSTEMS SMB FACILITIES 13% of REVENUE CORPORATE FINANCIAL SERVICES HIGH TECH RETAIL ENERGY TRANSPORTATION 57% of REVENUE PUBLIC SECTOR FEDERAL STATE AND LOCAL HIGHER EDUCATION MUNICIPAL UTILITIES 30% of REVENUE Vertical Sales Teams

Federal Market Opportunity FedRAMP opens Federal and part of Department of Defense 200%+ growth in Civilian and Military Federal opportunities JARVISS Army Contract Expansion Employee Life Safety Business Continuity IT Services

Growth of Global Field Sales Lansing San Francisco Los Angeles Boston Washington, D.C. London Oslo Munich Bangalore+ Sydney Singapore Prior to 2018 Since 2018 Madrid Paris Amsterdam

International & Channel Expansion CHANNEL PARTNERS 150%+ Y/Y Revenue Growth in Q1 2019 150%+ growth Q1 2018 Q1 2019

Multi-product Growth Strategy EVERBRIDGE’S BROAD PRODUCT PORTFOLIO HAS GAINED MOMENTUM… # OF SIGNED MULTI-PRODUCT DEALS PER QUARTER Safety Connection IT Alerting Community Engagement Visual Command Center CORE Mass Notification # OF SIGNED MULTI-PRODUCT DEALS PER QUARTER 30% growth Crisis Management

Ensuring Customer Success Customer Success Everbridge 95%+ Renewals Account Management Tech Touch Customer Enablement User Communities Technical Support Automated Risk ID ADOPT RETAIN GROW DELIGHT

Investment Summary

Patrick Brickley – Chief Financial Officer Responsible for all Global Finance Functions Joined Everbridge in 2015 as VP of Finance; helped lead IPO, Capital Transactions, M&A, Investor Relations 20 years experience in Finance, Accounting, Sales, and Strategy Google – Finance Lead ITA Software – Revenue Operations / Financial Planning CPA – PricewaterhouseCoopers MBA – University of Chicago Booth School of Business

Highlights Strong Revenue Growth Projecting Positive Adjusted EBITDA1 Strong SaaS Metrics Pure Play SaaS Compelling Unit Economics Attractive Long-term Model (1) Adjusted EBITDA Positive 2017, 2016, and 2012-2014.

Strong Revenue Growth Revenue in millions of dollars 36% CAGR 40% GROWTH

Predictable SaaS Recurring Revenue Model Total Revenue in millions of dollars 93% of revenue is recurring subscription1 90%+ of revenue contracted prior to quarter start2 110+% annual revenue retention rate3 2.3 years average length of customer contract4 (1) Year ended December 31, 2018.  (2) Over 90% of the revenue recognized in each of the eight most recently completed quarters was generated from contracts entered into in prior quarters or renewals of those contracts, exclusive of upsells. (3) Years ended December 31, 2016, 2017, and 2018. (4) As of December 31, 2018.

Continued Strong Momentum in the Business (1)  On a Trailing Twelve month basis.  Number of multi product deals (TTM basis) 1 46% growth $100k+ deals (TTM basis) 1 49% growth

Revenue by Sector1 13% Healthcare 57% Corporate Strong and Diversified Revenue Profile Revenue by Geography2 (1)  12 months ended December 31, 2018 (2)  Three months ended March 31, 2019 80% United States 20% Rest of World 30% Public Sector

Attractive Customer Economics Adjusted Gross Margin Percentage2 $1.00 spent to acquire $1 of recurring revenue1 FIRST YEAR 6¢ spent to retain $1 of recurring revenue1 SUBSEQUENT YEARS (1) Reflects $1.00 spent to generate each $1.00 of new sales in 2018, compared to 12 months of contract value for contracts entered into in 2018, and $0.06 to renew each $1.00 of renewal sales in 2018, compared to 12 months of contract value for contracts renewed in 2018. (2) See slide 100 for a reconciliation of adjusted gross margin to gross profit, the most comparable metric calculated in accordance with U.S. GAAP.

History of Positive Adjusted EBITDA Full-Year Adjusted EBITDA1 in millions of dollars Secure Messaging Community Engagement Safety Connection (1) See slide 142 for a reconciliation of adjusted EBITDA to net loss, the most comparable metric calculated in accordance with U.S. GAAP. (1.8) due to new product investment (0.8) due to acquisitions

Attractive Financial Model As a % of Revenue 2015 2016 2017 2018 20192 2020 Adjusted Gross Margin %1 70% 72% 72% 71% 71% Sales & Marketing1 44% 44% 43% 41% 41% Research & Development1 19% 19% 20% 23% 22% General & Administrative1 18% 15% 15% 17% 16% Adjusted EBITDA Margin1 (6%) 0% 0% (2%) 2% (1) See slide 142 for a reconciliation of non-GAAP metrics to the most comparable metrics calculated in accordance with U.S. GAAP. (2) 2019 Guidance

Investment Summary Experienced Public Company Management Team SaaS Subscription Model 110%+ annual revenue retention rate3 36% Revenue CAGR2 Projecting Adjusted EBITDA Positive1 Growing Enterprise Software Suite $41+ Billion TAM in 20204 Disruptive in Physical Safety & Security Market Adjusted EBITDA Positive 2017, 2016, and 2012-2014. 36% compound annual growth rate is for 2015-2018. Years ended December 31, 2018, 2017, and 2016. Everbridge estimates based on data from Frost & Sullivan and Markets and Markets

ENDNOTES – NON-GAAP RECONCILIATION